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                           MASTRAPASQUA GROWTH FUND

                        Supplement Dated March 15, 2007
                      to Prospectus Dated October 1, 2006

Effective March 16, 2007, Forum Funds (the "Trust") will cease publicly offering shares of Mastrapasqua Growth Fund (the "Fund"), a series of the Trust. The Fund is expected to cease operations on or about April 16, 2007. On or about April 16, 2007, the Fund will redeem any remaining outstanding shares in the Fund and each remaining shareholder will receive a dollar amount equal to his or her investment in the Fund as of that date. A redemption is a taxable event.

In connection with the proposed redemptions, the Fund will convert its portfolio holdings to cash and/or cash equivalents.

                      PLEASE RETAIN FOR FUTURE REFERENCE.